SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 19, 2003

CIGNA Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-8323	06-1059331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Place, 1650 Market Street
Philadelphia, Pennsylvania 19192
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(215) 761-1000

          Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

In a conference with certain analysts and investors today, March 19, 2003, officials of the Company expect to confirm full year 2003 consolidated adjusted operating income, which excludes realized investment results and items attributable to special circumstances, such as gains on the sale of businesses, to be $6.25 to $6.50 per share after-tax. The Company also confirms that it expects first quarter 2003 consolidated adjusted operating income to be $1.30 to $1.50 per share after-tax.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR"
PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

CIGNA and its representatives may from time to time make written and oral forward-looking statements, including statements contained in press releases, in CIGNA’s filings with the Securities and Exchange Commission, in its reports to shareholders and in meetings with analysts and investors. Forward-looking statements may contain information about financial prospects, economic conditions, trends and other uncertainties. CIGNA cautions that actual results could differ materially from those that management expects, depending on the outcome of certain factors. Some factors that could cause actual results to differ materially from the forward-looking statements include:

1.	increases in medical costs that are higher than anticipated in establishing premium rates in CIGNA's health care operations, including increased use and costs of medical services;

2.	increased medical, administrative, technology or other costs resulting from legislative and regulatory challenges to, and new regulatory requirements imposed on, CIGNA's health care business;

3.

difficulties in implementing the realignment of health care operations initiated in the second half of 2002 and achievement of the intended customer service improvements, operational efficiencies and cost savings;

4.

the risks associated with pending and potential state and federal health care class action lawsuits, purported securities class action lawsuits, disputes regarding reinsurance arrangements, other litigation challenging CIGNA's businesses and the outcome of pending government proceedings;

5.	heightened competition, particularly price competition, which could reduce product margins and constrain growth in CIGNA's businesses;

6.	significant reductions in customer retention;

7.	significant changes in interest rates;

8.

downgrades in the financial strength ratings of CIGNA's insurance subsidiaries, which could, among other things, adversely affect new sales and retention of current business, particularly the retirement business;

9.

inability of the program adopted by CIGNA to substantially reduce equity market risks for reinsurance contracts that guarantee minimum death benefits under certain variable annuities (including possible market difficulties in entering into appropriate futures contracts and in matching such contracts to the underlying equity risk);

10.

adjustments to the reserve assumptions and other considerations (including lapse, partial surrender, mortality, interest rates, and volatility) used in estimating CIGNA’s liabilities for reinsurance contracts that guarantee minimum death benefits under certain variable annuities;

11.

adjustments to the reserve assumptions and other considerations used in estimating CIGNA's liabilities for reinsurance contracts that guarantee minimum income benefits under certain variable annuities;

12.

significant stock market declines, which could, among other things, reduce results in CIGNA’s retirement business and result in increased pension expenses in CIGNA’s pension plan in future periods and the recognition of additional pension obligations;

13.

unfavorable claims experience related to workers' compensation and personal accident exposures of the run-off reinsurance business, including losses attributable to the inability to recover claims from retrocessionaires;

14.	significant deterioration in economic conditions, which could have an adverse effect on CIGNA's operations and investments;

15.	changes in federal income tax laws; and

16.	risk factors detailed in CIGNA's Form 10-K for the year ended December 31, 2002, including the Cautionary Statement in Management's Discussion and Analysis.

This list of important factors is not intended to be exhaustive. There may be other risk factors that would preclude CIGNA from realizing the forward-looking statements. While CIGNA may periodically update this discussion of risk factors, CIGNA does not undertake to update any forward-looking statement that may be made by or on behalf of CIGNA prior to its next required filing with the Securities and Exchange Commission.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: March 19, 2003	By:	/s/ Michael W. Bell
Michael W. Bell Executive Vice President and Chief Financial Officer